UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 31, 2018

BRAEMAR HOTELS & RESORTS INC.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-35972 (Commission File Number)	46-2488594 (IRS Employer Identification No.)

14185 Dallas Parkway, Suite 1100 Dallas, Texas (Address of principal executive offices)	75254 (Zip Code)

Registrant’s telephone number, including area code: (972) 490-9600

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously reported in its Current Report on Form 8-K filed December 11, 2017, Braemar Hotels & Resorts Inc. (formerly named Ashford Hospitality Prime, Inc.) (the “Company”), Braemar Hospitality Limited Partnership (formerly named Ashford Hospitality Prime Limited Partnership) (the “Operating Partnership”) and Ashford Hospitality Advisors LLC (the “Advisor”) entered into separate equity distribution agreements, dated December 11, 2017 (the “Equity Distribution Agreements”) with Morgan Stanley & Co. LLC and UBS Securities LLC (collectively, the “Agents”), relating to the Company’s “at-the-market” equity distribution program (the “ATM Program”), pursuant to which the Company may offer and sell, from time to time, shares of the Company’s common stock, par value $0.01 per share, having an aggregate offering price of up to $50,000,000 (the “Offered Shares”) through the Agents.

On October 31, 2018, the Company, the Operating Partnership and the Advisor entered into separate amendments (the “Amendments”) to the Equity Distribution Agreements with the Agents. The Amendments revise the Equity Distribution Agreements to provide, among other things, that the Offered Shares will be issued pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-223799) (the “New Shelf Registration Statement”), which became effective on May 17, 2018, a base prospectus dated May 17, 2018, included as part of the New Shelf Registration Statement, and a prospectus supplement dated the date hereof, filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended. As of the date of the prospectus supplement, shares of common stock having an aggregate offering price of up to $50,000,000 remain available for offer and sale pursuant to the Equity Distribution Agreements, as amended.

The prospectus supplement has been filed with the Securities and Exchange Commission to continue the ATM Program under the New Shelf Registration Statement. The Company believes that it is prudent capital management to have the flexibility to use the ATM Program, subject to market conditions. However, the Company has no current intention to sell common stock pursuant to the ATM Program.

The foregoing description of the Amendments and the Equity Distribution Agreements contained in this Item 8.01 does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the form of Amendment and the form of Equity Distribution Agreement, which are filed as Exhibit 1.2 and Exhibit 1.1, respectively, and incorporated herein by reference.

The opinion of Hogan Lovells US LLP regarding the legality of the Offered Shares is filed as Exhibit 5.1 hereto.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

1.1	Form of Equity Distribution Agreement (incorporated by reference to Exhibit 1.1 of the Current Report on Form 8-K filed on December 11, 2017)
1.2	Form of Amendment No. 1 to Equity Distribution Agreement
5.1	Opinion of Hogan Lovells US LLP regarding the legality of the Offered Shares
23.1	Consent of Hogan Lovells US LLP (included in its opinion filed as Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 31, 2018

BRAEMAR HOTELS & RESORTS INC.

	By:	/s/ Richard J. Stockton
Richard J. Stockton
President and Chief Executive Officer